EXHIBIT 10.1

AMENDED AND RESTATED STOCK OPTION PLAN
OF
CALIFORNIA FIRST NATIONAL BANCORP

        California First National Bancorp, a corporation organized under the laws of the State of California, hereby adopts this Amended and Restated Stock Option Plan of California First National Bancorp, as further amended November 18, 2004. The purposes of this Plan are as follows:

        (1)         To further the growth, development and financial success of the Company by providing additional incentives to certain of its executives and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs as well as consultants and other persons who have made or will make major contributions toward the growth and development of the Company by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

        (2)         To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1954, as amended.

ARTICLE I

DEFINITIONS

        Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1 - Board
        "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code
        "Code" shall mean the Internal Revenue Code of 1954, as amended.

Section 1.3 - Committee
        "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1; provided, that the Board may in all cases exercise responsibilities of the Committee.

Section 1.4 - Company
        "Company" shall mean California First National Bancorp

Section 1.5 - Director
        "Director" shall mean a member of the Board.

Section 1.6 - Employee
        "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7 - Incentive Stock Option
        "Incentive Stock Option" shall mean an Option which qualifies under Section 422A of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.8 - Non-Qualified Option
        "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.9 - Officer
"Officer" shall mean an officer of the Company.

Section 1.10 - Option
        "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.11 - Option
        "Option" shall mean a person to whom an Option is granted under the Plan.

Section 1.12 - Plan
        "Plan" shall mean this Stock Option Plan of California First National Bancorp

Section 1.13 - Pronouns
        The-masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.14 - Secretary
        "Secretary" shall mean the Secretary of the Company.

Section 1.15 - Special Committee
        "Special Committee" shall mean the Special Committee, appointed as provided in Section 6.4.

Section 1.16 - Termination of Employment
        "Termination of Employment" shall mean the time when the employee-employer relationship between the Option and the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422A(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

ARTICLE II

SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

        The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall be as fixed in the authorizing resolution of the Board.

Section 2.2 - Limitation on Incentive Stock Option Grants

        Subject to the overall limitations of Section 2.1, the aggregate fair market value (determined as of the time the option is granted) of the stock for which any key Employee may be granted "incentive stock options" (within the meaning of Section 422A of the Code) in any calendar year (under the Plan and all other incentive stock option plans of the Company, any subsidiary and any parent corporation) shall not exceed $100,000 plus any unused limit carryover, calculated under Section 422A(c)(4) of the Code, with respect to such Employee.

Section 2.3 - Unexercised Options

        If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Sections 2.1 and 2.2.

Section 2.4 - Changes in Company's Shares

        In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the-purchase of which Options may be granted, including adjustments of the limitations in Sections 2.1 and 2.2 on the maximum number and kind of shares which may be issued on exercise of Options.

ARTICLE III

GRANTING OF OPTIONS

Section 3.1 - Eligibility

        Any executive, key Employee, consultant, or other person who has been or will be making major contributions to the growth and development of the Company shall be eligible to be granted Options, except as provided in Sections 3.2 and 6.4(a).

Section 3.2 - Qualification of Incentive Stock Options

        No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422A of the Code.

Section 3.3 - Granting of Options

        (a)         The Committee shall from time to time, in its absolute discretion:

(i)     Determine which executives, key Employees, consultants and others (including those to whom Options have been previously granted under the Plan) should be granted Options; and

(ii)     Determine the number of shares to be subject to such Options granted to such selected executives, key Employees, consultants and others, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

(iii)     Determine the terms and conditions of such Options, consistent with the Plan.

        (b)         Upon the selection of a person to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of a Non-Qualified Option that the Option surrender for cancellation some or all of the unexercised Non-Qualified Options which have been previously granted to him. A Non-Qualified Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Non-Qualified Option, may cover the same (or a lesser or greater) number of shares as the surrendered Non-Qualified Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Non-Qualified Option.

        (c)         Options may not be granted by the Committee to executive or key Employees who are then Directors or Officers unless such grants have been recommended by the Special Committee. Such recommendation shall be in writing and shall specify the Directors or Officers to whom such grants are recommended and the recommended number of shares to be covered by such Options.

ARTICLE IV

TERMS OF OPTIONS

Section 4.1 - Option Agreement

        Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Option and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422A of the Code.

Section 4.2 - Option Price

        (a)         The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary or any parent corporation.

        (b)         For the purpose of Section 4.2(a), the fair market value of a share of the Company's stock on the date the Option is granted shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 - Commencement of Exercisability

        (a)         Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

        (b)         Subject to the provisions of Sections 4.3(a), 4.3(c), 4.4 and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.4 and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

        (c)         No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that any portion of an Option which was not exercisable at Termination of Employment solely because of the operation of Section 4.4 shall become exercisable if and when, prior to the time when the Option becomes unexercisable under Section 4.5 or Section 4.8, the provisions of Section 4.4 cease to preclude the exercise of such portion.

Section 4.4 - Effect of Prior Incentive Stock Options

        No Incentive Stock Option granted to an Employee may be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any "incentive stock option" (within the meaning of Section 422A of the Code) which was granted, before the granting of such Option, to the Employee to purchase stock in the Company or in a corporation which (at the time of the granting of such Option) is a parent corporation or subsidiary or in a predecessor corporation of any such corporations.

Section 4.5 - Expiration of Options

        (a)         No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

(i)     The expiration of ten years from the date the Option was granted; or

(ii)     In the case of an Optionee owning (within the meaning of Section 425 (d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary or any parent corporation, the expiration of five years from the date the Option was granted; or

(iii)     Except in the case of any Optionee who is disabled (within the meaning of Section 105(d)(4) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

(iv)     In the case of an Optionee who is disabled (within the meaning of Section 105(d)(4) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

(v)     The expiration of one year from the date of the Optionee's death.

                    No Non-Qualified Option may be exercised to any extent by anyone after the expiration of ten years and one day from the date the Option was granted.

                    (b)     Subject to the provisions of Section 4.5(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.6 - Consideration

        In consideration of the granting of the Option, the Committee may require that the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

Section 4.7 - Adjustments in Outstanding Options

        In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from roundingoff of share quantities or prices) and with any necessary corresponding adjustment in option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

        In the event of any distribution of assets to stockholders other than a normal cash dividend ("Extraordinary Distribution"), the Committee also may make adjustments in the exercise price of all outstanding Options, or portions thereof then unexercised, or number of shares into which all outstanding Options held by current employees are exercisable. Such adjustments shall be made with the intent that after such adjustments the rights and benefits under such Options are no greater or less than before such Extraordinary Distribution. Adjustments, if any, and any determination or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Committee shall be final, binding and conclusive.

Section 4.8 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

        In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

ARTICLE V

EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

        During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.5 or Section 4.8, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

        At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under Section 4.5 or Section 4.8, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

        An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.5 or Section 4.8:

                (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

      (b)        (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

        (ii) With the consent of the Committee, shares of any class of the Company's stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2'kb)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

        (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

        (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

                (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

        The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

        The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

        The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

ARTICLE VI

ADMINISTRATION

Section 6.1 - Stock Option Committee

        The Stock Option Committee shall consist of at least three Directors, appointed by and holding office during the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Powers of Committee

        It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422A of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 6.3 - Majority Rule

The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Special Committee

            (a)     The Special Committee, if the Board elects to appoint one, shall consist of three persons appointed by and holding office during the pleasure of the Board. No Options may be granted to any member of the Special Committee during the term of his membership on the Special Committee. No person shall be eligible to serve on the Special Committee unless he is then a "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such Rule is then in effect.

            (b)     All members of the Special Committee shall be Directors; provided, however, that if less than three Directors are eligible to serve on the Special Committee, eligible persons who are not Directors shall be appointed by the Board to fill such vacancies on the Special Committee. Members of the Special Committee (who are not Directors) may also serve as members of the Stock Option Committee.

            (c)     Appointment of Special Committee members shall be effective upon an acceptance of appointment. Special Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Special Committee shall be filled by the Board.

Section 6.5 - Compensation; Professional Assistance; Good Faith Actions

        Members of the Committee or the Special Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee or the Special Committee in connection with the administration of the Plan shall be borne by the Company. The Committee and the Special Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Special Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Special Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee or the Special Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee and the Special Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1 - Options Not Transferable

        No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan

        The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board or the Committee, no action of the Committee or Board may, except as provided in Section 2.4, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, amend Section 3.3(c) to permit the grant of Options to Officers or Directors other than upon the written recommendation of the Special Committee, reduce the minimum option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 an the period during which Options may be granted. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

(a) The expiration of ten years from the date the Plan is adopted; or

(b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

Section 7.3 - Approval of Plan by Shareholders

        This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void.

Section 7.4 - Effect of Plan Upon Other Options and Compensation Plans

        The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

* * * *

        I hereby certify that the foregoing Plan was duly was duly adopted by the Board of Directors of California First National Bancorp on August 12, 1985, approved by the shareholders of California First National Bancorp on August 20, 1985 and duly amended by the Board of Directors on November 18, 2004.

Executed on this 18th day of November, 2004.

         Glen T. Tsuma/s/
Secretary